SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2000

THE GEON COMPANY
(Exact name of registrant as specified in charter)

Delaware	1-11804	34-1730488

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Geon Center, Avon Lake, Ohio 44012
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   440-930-1001

Not Applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events

      The Geon Company announced that its results for the quarter ended March 31, 2000, will be in line with analysts’ expectations.

Item 7(c).      Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1 Press Release of April 6, 2000 announcing that the earnings results for the quarter ended March 31, 2000 will be in line with analysts’ expectations.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEON COMPANY

By \s\ Gregory L. Rutman
Secretary

Dated April 7, 2000